Variable Portfolio-Conservative Portfolio, Variable Portfolio-Moderately Conservative Portfolio, Variable Portfolio-Moderate Portfolio, Variable Portfolio-Moderately Aggressive Portfolio and Variable Portfolio-Aggressive Portfolio (the “Funds”)

Supplement dated January 31, 2014 to the Prospectus dated May 1, 2013

The following changes are hereby made to the “Principal Investment Strategies - Underlying Funds” section in the More Information About the Funds section:

Variable Portfolio-American Century Growth Fund is replaced with Variable Portfolio-Loomis Sayles Growth Fund in the section “Underlying Funds – Equity.”

Variable Portfolio-PIMCO Mortgage-Backed Securities Fund is replaced with Variable Portfolio-TCW Core Plus Bond Fund in the section “Underlying Funds – Fixed Income.”

Variable Portfolio-Eaton Vance Global Macro Advantage Fund is replaced with Columbia Variable Portfolio-Multi-Strategy Alternatives Fund in the section “Underlying Funds – Alternative Strategies.”

The information in Appendix A regarding Variable Portfolio-American Century Growth Fund (under Equity Funds), Variable Portfolio-PIMCO Mortgage-Backed Securities Fund (under Fixed Income Funds) and Variable Portfolio-Eaton Vance Global Macro Advantage Fund (under Alternative Strategies Funds) is superseded and replaced as follows:

Underlying Funds	Investment Objectives and Strategies
Equity Funds
Variable Portfolio-Loomis Sayles Growth Fund

The Fund seeks to provide shareholders with long-term capital growth.

The Fund invests primarily in equity securities of large-capitalization companies believed to have the potential for long-term growth. These companies have market capitalizations in the range of companies in the Russell 1000 Growth Index (the Index). The market capitalization range and composition of the companies in the Index is subject to change.

The Fund may invest up to 25% of its net assets in foreign investments. The Fund may invest in foreign securities, including emerging market securities, directly or indirectly through depositary receipts.

The Fund will not concentrate its assets in any single industry but may from time to time invest more than 25% of its assets in companies conducting business in various industries within an economic sector.

Underlying Funds	Investment Objectives and Strategies
Fixed Income Funds
Variable Portfolio-TCW Core Plus Bond Fund	The Fund seeks to provide shareholders with total return through current income and capital appreciation.

Under normal market conditions, the Fund invests at least 80% of its net assets (including the amount of any borrowings for investment purposes) in bonds and other debt securities, including debt securities issued by the U.S. Government, its agencies, instrumentalities or sponsored corporations, debt securities issued by corporations, mortgage- and other asset-backed securities and dollar-denominated securities issued by foreign governments, companies or other entities and bank loans and other obligations. The Fund invests at least 60% of its net assets in debt securities that, at the time of purchase, are rated in at least one of the three highest rating categories or are unrated securities determined to be of comparable quality. The Fund may invest up to 20% of its net assets in securities that, at the time of purchase, are rated below investment grade or are unrated but determined to be of comparable quality (commonly referred to as “high yield securities” or “junk bonds”). The Fund also may participate in mortgage dollar rolls, which are a type of derivative, up to the Fund’s then current position in mortgage-backed securities. The Fund may invest in fixed income securities of any maturity and does not seek to maintain a particular dollar-weighted average maturity or duration at the Fund level.

Up to 25% of the Fund’s net assets may be invested in foreign investments, which may include investments in non-U.S. dollar denominated securities, as well as investments in emerging markets securities. In connection with its strategy relating to foreign investments, the Fund may buy or sell foreign currencies in lieu of or in addition to non-dollar denominated fixed-income securities in order to increase or decrease its exposure to foreign interest rate and/or currency markets.

The Fund may invest in derivatives, including futures contracts (including currency, fixed income, index and interest rate futures), forward foreign currency contracts, forward rate agreements, options (including options on currencies, interest rates and swap agreements, which are commonly referred to as swaptions), swap contracts (including swaps on fixed income futures and credit default, cross-currency, and interest rate swaps) and other derivative instruments, including instruments commonly known as mortgage derivatives, such as inverse floaters, To Be Announced (TBA) securities, and interest-only (IO), principal-only (PO), inverse IO and tiered index bonds. The Fund may use derivatives in an effort to produce incremental earnings, to hedge existing positions, to increase market or credit exposure and investment flexibility (including using the derivative as a substitute for the purchase or sale of the underlying security, currency or other asset), and/or to manage duration and yield curve of the Fund. The Fund also may invest in private placements.

The Fund’s investment strategy may involve the frequent trading of portfolio securities. This may cause the Fund to incur higher transaction costs (which may adversely affect the Fund’s performance).

Underlying Funds	Investment Objectives and Strategies
Alternative Strategies Funds
Columbia Variable Portfolio-Multi-Strategy Alternatives Fund

The Fund seeks total return, consisting of current income and capital appreciation.

The Fund pursues its investment objective through a diversified portfolio reflecting multiple asset classes and strategies employed across different markets, while seeking to limit equity and fixed income market risks (commonly referred to as beta) through various investment and hedging strategies. The Fund’s investments and strategies are expected to employ both long and short positions in foreign and domestic equities (including common stock, preferred stock and convertible securities), equity futures, index futures, swaps, foreign and domestic fixed income securities (including government securities, corporate bonds, sovereign and quasi-sovereign debt obligations and municipal securities), fixed income futures, forward foreign currency contracts, commodity futures, other commodity-related investments, and exchange-traded funds (ETFs). A long position is an ordinary purchase of a security, future or currency. When the Fund takes a short position, it sells the instrument or currency that it has borrowed in anticipation of a decline in the price of the instrument or currency, then the Fund buys back the same instrument or currency in the market and returns it to the lender. If the price of the instrument or currency falls sufficiently, the Fund will make money. If it instead increases in price, the Fund will lose money. Actual long and short exposures will vary over time based on factors such as market movements and assessments of market conditions.

The Fund employs a variety of strategies, techniques and practices that, in the aggregate, are designed to seek positive returns, with a low correlation to the performance of the broad equity and fixed income markets. The Fund’s investment strategy may involve the frequent trading of portfolio securities. This may cause the Fund to incur higher transaction costs (which may adversely affect the Fund’s performance) and may increase any taxable distributions for shareholders.

The Fund may invest without limit in foreign investments (including currencies), which may include investments in emerging markets, and in investments that are rated below investment-grade or, if unrated, deemed to be of comparable quality (commonly referred to as “high yield securities” or “junk bonds”).

The Fund may invest in fixed income securities of any maturity and does not seek to maintain a particular dollar-weighted average maturity. A bond is issued with a specific maturity date, which is the date when the issuer must pay back the bond’s principal (face value). Bond maturities range from less than 1 year to more than 30 years. Typically, the longer a bond’s maturity, the more price risk the Fund and the Fund’s investors face as interest rates rise, but the Fund could receive a higher yield in return for that longer maturity and higher interest rate risk.

The Fund may invest in derivatives such as futures (including currency, bond, index (including stock, bond, and volatility indexes) and interest rate futures), forward foreign currency contracts, forward rate agreements and interest rate swaps, including total return and credit default swaps, in an effort to produce incremental earnings, to hedge or offset existing positions, to increase market, interest rate and credit exposure, to increase investment flexibility (including using the derivative as a substitute for the purchase or sale of the underlying security, currency, commodity or other instrument) and/or to change the effective duration of the Fund’s portfolio. Futures, forwards and swaps, in particular, are expected to be utilized to gain long and short investment (or credit) exposures to securities, indexes, interest rates and currencies (in lieu of purchasing or selling a security, currency or other instrument directly).

The Fund may invest directly in derivatives or indirectly by investing in one or more offshore, wholly-owned subsidiaries (Subsidiaries) that are subject to the same fundamental investment restrictions, compliance policies and procedures as the Fund, but which are not expected to offer or sell their shares to investors other than the Fund. Generally, Subsidiaries will invest primarily in commodity futures, but they may also invest in financial futures, option and swap contracts, fixed income securities, pooled investment vehicles, including those that are not registered pursuant to the Investment Company Act of 1940, as amended (the 1940 Act), and other investments intended to serve as margin or collateral for the Subsidiaries’ derivative positions. Unlike the Fund (which is subject to limitations under federal tax laws), Subsidiaries may invest without limitation in commodity-linked derivatives; however, the Fund, in combination with its Subsidiaries, will comply with the same 1940 Act asset coverage requirements with respect to the Subsidiaries’ investments in commodity-linked derivatives that are applicable to the Fund’s direct transactions in derivatives.

The Fund expects to hold a significant amount of cash, money market instruments (which may include investments in one or more affiliated or unaffiliated money market funds or similar vehicles) or other high-quality, short-term investments to cover obligations with respect to, or that may result from, the Fund’s investments in forward foreign currency contracts, currency futures contracts, commodity-linked investments or other derivatives.

Shareholders should retain this Supplement for future reference.

S-6534-17 A (1/14)